SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                                 FFW CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                          [FFW CORPORATION LETTERHEAD]



                               September 25, 1998





Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of FFW Corporation (the "Company"), we cordially invite you to attend the Annual Meeting (the "Meeting") of Stockholders of the Company. The Meeting will be held at 2:30 p.m., Wabash, Indiana time, on October 27, 1998, at the office of the Company located at 1205 North Cass Street, Wabash, Indiana.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to elect two directors of the Company, to approve the adoption of the 1998 Omnibus Incentive Plan, and to ratify the appointment of Crowe, Chizek and Company LLP as the company's auditors. Accordingly, your Board of Directors unanimously recommends that you vote for each of the proposals.

         We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

         Thank you for your attention to this important matter.


                                           Very truly yours,




                                           /s/NICHOLAS M. GEORGE
                                           ---------------------
                                           Nicholas M. George
                                           President and Chief Executive Officer

                                 FFW CORPORATION
                             1205 North Cass Street
                              Wabash, Indiana 46992
                                 (219) 563-3185

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 27, 1998


         Notice is hereby given that an Annual Meeting of Stockholders (the "Meeting") of FFW Corporation ("FFW" or the "Company") will be held at the office of the Company located at 1205 North Cass Street, Wabash, Indiana, at 2:30 p.m. Wabash, Indiana time, on October 27, 1998.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.       The election of two directors of the Company;

         2.       The approval of the 1998 Omnibus Incentive Plan;

         3. The ratification of the appointment of Crowe, Chizek and Company LLP as auditors for the Company for the fiscal year ended June 30, 1999;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 17, 1998, are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

         You are requested to complete and sign the enclosed proxy card which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            /s/WAYNE W. REES
                                            ----------------
                                            Wayne W. Rees
                                            Chairman of the Board and Secretary

Wabash, Indiana
September 25, 1998

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                 FFW CORPORATION
                             1205 North Cass Street
                              Wabash, Indiana 46992
                                 (219) 563-3185

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 27, 1998


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of FFW Corporation ("FFW" or the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the office of the Company, located at 1205 North Cass Street, Wabash, Indiana, on October 27, 1998, at 2:30 p.m., Wabash, Indiana time, and all adjournments of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about September 25, 1998. Certain of the information provided herein relates to First Federal Savings Bank of Wabash ("First Federal" or the "Bank"), a wholly owned subsidiary of the Company.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon (i) the election of two directors of the Company; (ii) approval of the adoption of the 1998 Omnibus Incentive Plan; and (iii) the ratification of the appointment of Crowe, Chizek and Company LLP as the Company's auditors for the fiscal year ending June 30, 1999.

Vote Required and Proxy Information

         All shares of Company common stock ("Common Stock") represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and the adoption of the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than those described in the Notice of the Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed proxy card and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         The Company maintains an Employee Stock Ownership Plan ("ESOP") which owns approximately 7.63% of the Company's common stock and in which employees of the Company and the Bank participate. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the trustee of the ESOP how to vote the shares of Common Stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the proxy distributed by the trustee of the ESOP, the ESOP trustee will vote the shares represented by that proxy at the Meeting. Where an ESOP participant specifies a choice, the proxy will be voted in accordance with the ESOP participant's instructions. If no specific direction is given, the ESOP trustee will vote the shares "FOR" the election of management's nominees for directors of the Company and "FOR" each of the other proposals described in this Proxy Statement. If other matters are presented at the Meeting, the shares for which proxies have been received will be voted in accordance with the discretion of the proxies. The trustee of the ESOP will vote the unallocated ESOP shares in the same proportion as voted allocated shares.

         Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Adoption of the 1998 Omnibus Incentive Plan and of the appointment of Crowe, Chizek and Company LLP as auditors for the year ending June 30, 1999 requires the affirmative vote of the majority of shares present in person or represented by proxy at the

Meeting and entitled to vote on the matter. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors and will be counted as present for purposes of the item on which the abstention is noted. Abstentions on the proposal to adopt the 1998 Omnibus Incentive Plan or to ratify Crowe, Chizek and Company LLP as the Corporation's auditors will have the effect of a negative vote since that proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. A broker non-vote (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons as to certain proposals on which such beneficial owners or persons are entitled to vote their shares but with respect to which the brokers or nominees have no discretionary power to vote without such instructions) will have no effect on the outcome of the election of directors, the adoption of the 1998 Omnibus Incentive Plan or ratification of auditors.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Wayne W. Rees, Secretary, FFW Corporation, 1205 North Cass Street, Wabash, Indiana 46992.

Voting Securities and Principal Holders Thereof

         Stockholders of record as of the close of business on September 17, 1998 (the "Voting Record Date"), will be entitled to one vote for each share then held. As of that date, the Company had 1,458,032 shares of Common Stock issued and outstanding. The following table sets forth information, as of the Voting Record Date, regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Company's Common Stock and (ii) all directors and officers as a group. See "Proposal I - Election of Directors" for beneficial share ownership of the directors and the Chief Executive Officer.

                                                                                 Shares
                                                                             Beneficially              Percent
            Beneficial Owner                                                    Owned(1)              of Class
            ----------------                                                    --------              --------
FFW Corporation, Inc. Employee Stock Ownership Plan                              111,190                 7.63%
1025 North Cass Street
Wabash, IN  46992-1027(2)

The Midwest Bank Fund II, L.P.; Bank Fund III, L.P.; Bank Fund IV, L.P.;         124,022                 8.51
Bank Fund III Trust; and Bank Fund IV Trust (collectively, the "Funds")
208 S. LaSalle Street
Chicago, Illinois 60604(3)

Mr. and Mrs. Nicholas M. George(4)                                               128,081                 8.59
4185 S 550 W
Wabash, IN  46992


Directors and executive officers of the Company and the Bank as a group          412,956                27.54
   (8 persons)(5)

-----------------------

(1) All amounts reported in this column have been adjusted to reflect the two-for-one stock split paid by the Company in the form of a 100% stock dividend on December 31, 1997 (the "Stock Dividend").

(2) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 92,623 of which were allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of Common Stock allocated to his or her account. Ronald J. Metz, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants or shares which are not voted by participants. Unallocated shares will be voted by the trustee in the same proportion as the voted allocated shares.

(3) As reported in an amended Schedule 13D filed with the Securities and Exchange Commission ("SEC") on or about August 2, 1996. The Midwest Bank Fund II, L.P., Bank Fund III, L.P., the Bank Fund III Trust, the Bank Fund IV, L.P. and the Bank Fund IV Trust reported sole voting and dispositive powers as to 8,718 shares (17,436 shares, as adjusted for the Stock Dividend), 10,403 (20,806) shares, 31,890 (63,780) shares,
         2,512 (5,042) shares, and 8,479 (16,958) shares of Common Stock, respectively.

(4) Includes 33,520 shares held directly by Mr. George, 38,590 shares held jointly with Mrs. George, 3,998 shares held directly by Mrs. George, 2,000 shares held jointly by Mr. George and his son, 33,750 shares subject to options granted to Mr. George under the 1992 Stock Option Plan and Incentive Plan ("Stock Option Plan") and 16,223shares allocated to Mr. George's account under the ESOP.

(5) Includes shares held directly, as well as, jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole voting and investment power. This table also includes 23,404 shares allocated to the accounts of officers under the ESOP, 41,650 shares subject to options granted under the Company's Stock Option Plan to directors and executive officers and 21,274 shares held directly by Mr. Vollmer whose retirement will become effective on October 27, 1998.



                       PROPOSAL I - ELECTION OF DIRECTORS

General

         The Company's Board of Directors is divided into three classes, each of which contains approximately one-third of the Board. Directors of the Company are generally elected to serve for a three-year period or until their respective successors are elected and qualified. The Company's Board of Directors currently consists of seven members. Each of the directors of the Company has served in such capacity since its incorporation in December 1992.

         Effective October 27, 1998, Director Maynard E. Vollmer will retire and resign as a director of the Company. The Board of Directors has adopted a resolution, effective simultaneously with Director Vollmer's retirement, to amend the Company's bylaws to decrease the number of directors from seven members to six members. Accordingly, as of the date of the Meeting, there will not be a vacancy on the Board of directors resulting from the resignation of Mr. Vollmer. To make the number of directors in each class equal, Nicholas M. George has been nominated to stand for re-election to the class of 2001 at this Meeting and, upon election, will resign from the class of directors in which he is serving effective October 27, 1998.

         The table below sets forth certain information, as of the Voting Record Date, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified as set forth in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting "For" the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

                                                                                                      Shares of
                                                                                                        Common
                                                                                         Term            Stock
                                                                           Director       to         Beneficially        Percent
           Name        Age         Position(s) Held in the Company         Since(1)     Expire          Owned(2)        of Class
           ----        ---         -------------------------------         --------     ------          --------        --------
                              Nominees

Nicholas M. George      51    President and Chief Executive Officer          1977        2001          128,081(3)           8.59%
Joseph W. McSpadden     50    Director                                       1987        2001           20,874(4)           1.43

                              Directors Continuing in Office

Thomas L. Frank         55    Director                                       1987        1999              33,824           2.32
J. Stanley Myers        51    Director                                       1985        1999              35,114           2.40
Wayne W. Rees           60    Chairman of the Board and Secretary            1983        2000              50,874           3.49
Ronald D. Reynolds      51    Director                                       1991        2000              20,924           1.44

------------

(1)      Includes service as a director of the Bank.

(2) The nature of beneficial ownership for shares reported in this column is sole voting and investment power, except as otherwise noted in these footnotes. All amounts reported under this column have been adjusted for the Stock Dividend. Included in the shares beneficially owned by the named individuals are options to purchase shares of Common Stock as follows: Mr. George - 33,750 shares; Mr. McSpadden - 0 shares; Mr. Frank - 2,450 shares; Mr. Myers - 5,450 shares; Mr. Rees -0 shares; and Mr. Reynolds - 0 shares.

(3) See footnote 4 on page 3 for additional information regarding shares beneficially owned by Mr. George.

(4) Excludes 1,000 shares of stock held by a corporation in which Mr. McSpadden is a minority shareholder. Mr. McSpadden expressly disclaims beneficial ownership with respect to such shares.



         The principal occupation of each director of the Company is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

         Nicholas M. George. Mr. George is the President and Chief Executive Officer of the Company, a position he has held since December 1992. Mr. George is also President and Chief Executive Officer of First Federal, a position he has held for the past 20 years. Mr. George joined First Federal as a vice president in 1972 and was promoted to President in 1976. Mr. George has responsibility for the overall management and establishment of First Federal's objectives, policies, and strategic plans. He assists in the overall administration of First Federal, including the implementation of and reporting on policies and plans adopted by the Board of Directors. He also serves as President and Director of FirstFed Financial of Wabash, Inc., the Company's subsidiary, a position he has held since 1989.

         Joseph W. McSpadden. Mr. McSpadden is the Vice President and part owner of Beauchamp & McSpadden, an insurance agency located in Wabash, Indiana.

         Thomas L. Frank. Mr. Frank is the Comptroller for B. Walter & Company, a manufacturer of wood furniture and products located in Wabash, Indiana.

         J. Stanley Myers. Mr. Myers is the owner and operator of ServiSoft Water Conditioning, Inc., a soft water appliance company located in Wabash, Indiana.

         Wayne W. Rees. Mr. Rees is the owner and publisher of The Paper of Wabash County, Inc., a newspaper published in Wabash, Indiana. Mr. Rees has been Chairman of the Board and Secretary of the Company since December 1992. Mr. Rees has served as Chairman of the Bank's Board of Directors since July 1992.

         Ronald D. Reynolds. Mr. Reynolds is the owner of J. M. Reynolds Oil Co., Inc., an oil supply company located in Wabash, Indiana.

Meetings and Committees of the Board of Directors

         Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during fiscal 1998. During fiscal 1998, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Board of Directors of the Company has standing audit, stock option and nominating committees, as well as other committees which meet as needed.

         The Audit Committee recommends independent auditors to the Board, reviews the results of the auditors' services, reviews with management and the internal auditors the systems of internal control and internal audit reports and assures that the books and records of the Company are kept in accordance with applicable accounting principles and standards. The members of the Audit Committee are Directors George, Frank and McSpadden. During the fiscal year ended June 30, 1998, this Committee met 4 times.

         The Stock Option Committee is composed of Directors Frank, Reynolds and Vollmer. This Committee is responsible for administering the Company's Stock Option Plan and reviews compensation and benefit matters. This Committee met two times during the fiscal year ended June 30, 1998.

         The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. While the Board of Directors of the Company will consider nominees recommended by stockholders, the Board has not actively solicited such nominations. Pursuant to the Company's Bylaws, nominations by stockholders must be delivered in writing (as prescribed by the Bylaws) to the Secretary of the Company at least 30 days before the date of the Meeting; provided, however, that in the event that less than 40 days' notice of the date of the Meeting is given or made to stockholders, notice by the stockholder must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed. This Committee met one time during the fiscal year ended June 30, 1998.

         Meetings and Committees of the Bank. Meetings of the Bank's Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during the fiscal year ended June 30, 1998. During fiscal 1998, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Bank has standing, audit, personnel/compensation, and nominating committees. The Bank also has other Committees which meet as needed to review various other functions of the Bank.

         The Audit Committee of the Bank is composed of Directors George, Frank and McSpadden. The Audit Committee meets on a quarterly basis to review budgets and is responsible for reviewing the annual audit report and reporting to the full Board of Directors. This committee also meets with the Bank's external auditors prior to the annual audit to review audit procedures. This committee met four times during the fiscal year ended June 30, 1998.

         The Personnel/Compensation Committee of the Bank establishes and reviews compensation, bonuses, benefits and the personnel policies of the Bank. The current members of this committee are Directors Vollmer, Frank and Reynolds. This committee meets at least annually on an as needed basis. The committee met two times during the fiscal year ended June 30, 1998.

         The Nominating Committee of the Bank is comprised of the entire board of directors. The committee makes written nominations prior to the annual meeting. This committee held one meeting during fiscal 1998.

Director Compensation

         Cash Compensation. The Company's directors are paid a fee of $200 per meeting attended for serving on the Company's Board of Directors. No fee is paid for membership on the Company's committees. All present members of the Company's Board of Directors are also members of the Bank's Board of Directors. All Bank directors, other than the Chairman, receive a fee of $700 per meeting attended. The Chairman of the Bank receives a fee of $800 per meeting attended. No fees are paid to directors of the Bank for committee membership.

         Deferred Compensation Plan ("DCP"). In 1986, the Bank adopted the DCP for the benefit of its directors. The DCP is a voluntary deferred compensation plan which permits directors of the Bank to defer receipt of all or a portion of their regular board fees. This plan was established to hold and attract quality directors by providing a retirement benefit in amounts related to Board fees deferred annually. Under the DCP, a participant or his beneficiary, will receive retirement payments (equal to the amount deferred plus interest accrued thereon) payable in monthly installments upon retirement from the Board at age 70.

         If the director's service on the Board ceases for any reason other than death or disability, prior to age 70, amounts deferred pursuant to the DCP will be held by the Bank until the director reaches age 70. In the event of death or disability of the director while serving on the Bank's board, monthly or annual payments will be made to the director or his designated beneficiary. In the event of the director's death following retirement, the remaining benefits will be paid to the designated beneficiary. These benefit payments are not subject to any reduction for Social Security benefits or other offset amounts. Until disbursed, the amounts due and payable under the DCPs continue to be assets of the Bank, subject to the claims of general creditors. During fiscal 1998, no directors were deferring compensation pursuant to the DCP.

Executive Compensation

         The following table sets forth information regarding compensation paid to the Chief Executive Officer of the Company for services rendered during the fiscal year ended June 30, 1998. No other executive officer made in excess of $100,000 during the fiscal year ended June 30, 1998.

                                               Summary Compensation Table

                                                                               Long-Term Compensation
                                                                       -------------------------------
                                              Annual Compensation (1)          Awards          Payouts
                                              -----------------------  -------------------------------
                                                                       Restricted
                                                                         Stock      Options/    LTIP        All Other
                                               Salary        Bonus      Award(s)      SARs     Payouts     Compensation
  Name and Principal Position     Year         ($)(2)         ($)          ($)        (#)        ($)           ($)
  ---------------------------     ----        --------      -------        ---        ---        ---           ---
 Nicholas M. George               1998        $115,134      $30,062        ---        ---        ---          $5,314(3)
  President and CEO               1997         110,699       24,019        ---        ---        ---           4,706
                                  1996         100,462       17,880        ---        ---        ---           5,684

-----------
(1) Mr. George did not receive any additional benefits or perquisites which exceeded, in the aggregate, the lesser of 10% of his salary and bonus, or $50,000.

(2) Includes $7,085, $5,963 and $5,488 of compensation deferred at the individual's election pursuant to the 401(k) Plan and $10,800, $10,200 and $9,000 paid for service as a director for fiscal 1998, 1997 and 1996, respectively.

(3) Includes the Bank's contributions of $3,542 to Mr. George's account under the 401(k) Plan and of $1,772 of disability insurance premiums paid by the Bank during fiscal 1998.


         The following table sets forth information regarding the number and value of stock options at June 30, 1998 held by the Company's Chief Executive Officer. No stock options or stock appreciation rights were granted to Mr. George during fiscal 1998.

                                       Aggregate Option Exercises in Last Fiscal Year And FY-End Option Values

                            Shares                     Number of Unexercised       Value of Unexercised In-the-Money
                           Acquired      Value          Options at FY-End(#)            Options at FY-End ($)(1)
                         on Exercise    Realized   ----------------------------    ---------------------------------
      Name                   (#)           ($)     Exercisable    Unexercisable      Exercisable      Unexercisable
      ----                   ---           ---     -----------    -------------      -----------      -------------


Nicholas M. George          8,500       $114,750      33,750            ---             $414,113           $ ---

-----------
(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based upon the average of the bid and asked price of $17.27 per share of the Common Stock as reported on the Nasdaq system on June 30, 1998.

Employment Agreement and Salary Continuation Plan

         Employment Agreements. The Bank has an employment agreement with Nicholas M. George, as well as with certain other executive officers, each for a three-year term. The employment agreements provide for an annual base salary as determined by the Board of Directors. Salary increases are reviewed not less often than annually thereafter, and are subject to the sole discretion of the Board of Directors. The employment contracts provide for an extension for one additional year upon authorization by the Board of Directors at the end of each year. The contracts provide for termination upon the employee's death, for cause or upon certain events specified by Office of Thrift Supervision ("OTS") regulations. The employment contracts are terminable by the respective employee upon 90 days' notice to the Bank. The employment contracts provide for payment to the employee, in the event there is a change in control of the Company or the Bank, as defined in such agreement, where employment terminates involuntarily in connection with such change in control or within 12 months thereafter, of the remaining salary payable under the contract, plus a termination payment equal to 299% of the respective employee's highest salary in effect under the employment contract at any time during the 12 months prior to the date of termination, provided that total payments made to each employee under his or her respective employment agreement may not exceed three times the employee's annual salary or an amount that would cause certain adverse tax consequences to the

Bank and the employee under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming a change in control were to take place as of June 30, 1998, the aggregate amount payable to Mr. George pursuant to this change in control provision would be approximately $354,929.

         Each contract contains a provision which prohibits the employee, for a period of one year, from, directly or indirectly, owning, managing, operating or controlling, or participating in the ownership, management, operation or control of, or be employed by or connected in any manner with, any financial institution having an office located within 20 miles of any office of the Bank at the date of the employee's termination. The contracts provide, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel. These employment contracts may have an "anti-takeover" effect that could affect a proposed future acquisition of control of the Bank.

         Salary Continuation Plan. Effective October 1992, the Bank adopted a salary continuation plan for the benefit of Mr. George in order to encourage Mr. George's continued employment with the Bank until November 1, 2011 (the "retirement date"). The plan provides cash benefits to Mr. George or his designated beneficiary upon Mr. George's retirement, early retirement or death while employed by the Bank, provided that Mr. George gives the Bank six months' written notice of any early retirement. This cash benefit, as described in the plan, is increased for each year Mr. George remains employed by the Bank. The Bank has purchased an annuity to fund its obligations under this plan.

         In the event Mr. George voluntarily terminates his employment with the Bank for any reason other than death, Mr. George would be entitled to receive $70,090 at June 30, 1998. In the event of Mr. George's death, his beneficiary would be entitled to receive $394,267 at June 30, 1998.

Certain Transactions

         The Bank, like many financial institutions, has followed a policy of granting to officers, directors and employees loans secured by the borrower's residence and consumer loans. All loans to the Bank's officers and directors are made in the ordinary course of business and on the same terms, including interest rate and collateral, and conditions as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features.

         PROPOSAL II - RATIFICATION OF THE ADOPTION OF FFW CORPORATION'S
                           1998 OMNIBUS INCENTIVE PLAN

General

         The Company's Board of Directors has adopted the 1998 Omnibus Incentive Plan (the "Omnibus Plan"), subject to approval by stockholders at the Meeting. The Omnibus Plan is comparable in structure and purpose to plans adopted by a number of public companies and is similar to the Company's 1992 Stock Option and Incentive Plan. All awards authorized under the Company's 1992 Stock Option and Incentive Plan have been granted. Accordingly, the Board adopted the Omnibus Plan in order to continue to promote the long-term interests of the Company and its stockholders by providing a flexible and comprehensive means for attracting and retaining directors, advisory directors, emeritus directors, officers and employees of the Company and its affiliates.

         The Board of Directors believes that it is appropriate for the Company to maintain a flexible and comprehensive plan which permits the granting of a variety of long-term incentive awards to directors, advisory directors, emeritus directors, officers and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Company most depends. However, because the awards are granted only to persons affiliated with the Company, the adoption of and granting of awards under the Omnibus Plan could make it more difficult for a third party to acquire control of the Company and therefore could discourage offers for the Company's stock that may be viewed by the Company's stockholders to be in their best interest. In addition, certain provisions included in the Company's Certificate of Incorporation and Bylaws may discourage potential takeover attempts, particularly those that have not been negotiated directly with the Board of Directors of the Company. Included among these provisions are provisions (i) limiting the voting power of shares held by persons owning 10% or more of the Common Stock, (ii) requiring a super-majority vote of stockholders for approval of certain business combinations, (iii) establishing a staggered Board of Directors, (iv) requiring that special meetings of stockholders be called only by the Board of Directors, and (v) authorizing the issuance of a class of preferred stock with terms established by the Board of Directors. Certain of these provisions could prevent the sale or merger of the Company even where a majority of the stockholders approve of such transaction. In addition, federal regulations prohibit the beneficial ownership of more than 10% of the stock of a converted savings institution or its holding company without prior approval of the OTS. Federal law and regulations also require OTS approval prior to the acquisition of "control" (as defined in the regulations) of an insured institution, including a holding company thereof. These regulations could have the effect of discouraging takeover attempts of the Company.

         The complete text of the Omnibus Plan is attached as Appendix A to this Proxy Statement. The principal features of the Omnibus Plan are summarized below.

Shares Subject to the Plan

         The Omnibus Plan provides for awards in the form of stock options, stock appreciation rights ("SARs"), and restricted stock. Awards representing 142,000 shares, or 8.0% of the shares of Common Stock outstanding as of September 17, 1998, will be reserved for issuance under the Omnibus Plan. Shares of Company common stock subject to an award under the Omnibus Plan may be from either authorized but unissued shares or reacquired shares held by the Company in its treasury. Management currently intends, to the extent practicable and feasible, to fund awards granted under the Omnibus Plan with shares purchased by the Company in the open market and held as treasury shares. To the extent the Company utilizes authorized but unissued Common Stock to fund the exercise of stock options or SARs, or to grant restricted stock, such actions will have the effect of diluting the holdings of persons who own Common Stock. Assuming all awards under the Omnibus Plan are funded through the use of authorized but unissued Common Stock, current stockholders would be diluted by approximately 8.0%.

         Any  shares   subject  to  an  award  which   expires,   is  terminated
unexercised, or otherwise forfeited by the holder thereof will again be available for issuance under the Omnibus Plan. Each award shall be on such terms and conditions, consistent with the Omnibus Plan, as the committee administering the plan may determine. No person may be granted awards under the Omnibus Plan during any calender year with respect to more than 71,000 shares of Common
Stock, subject to adjustment in the event of certain changes in the capitalization of the Company.

Administration

         The Plan is administered by a Committee of three members of the Board of Directors of the Company (the "Committee"), each of whom, as required by the Omnibus Plan, is (i) an outside director as defined under Section 162(m) of the Internal Revenue Code of 1986 (the "Code"), as amended, and (ii) a Non-Employee Director as defined in the rules under Section 16(b) of the Securities Exchange Act of 1934, as amended. The members of the Committee are Directors Thomas L. Frank, Ronald D. Reynolds and Maynard E. Vollmer. In granting awards under the Omnibus Plan, the Committee considers, among other things, position and years of service, the value of an individual's service to the Company and its affiliates, and the responsibilities of such individual as an employee, director and/or officer of a public company.

Eligibility

         All directors, advisory directors, emeritus directors, officers and employees of the Company and its affiliates are eligible to participate in the Omnibus Plan.

Award Descriptions

         The Omnibus Plan authorizes the Committee to grant the awards described below. The Committee may, however, establish the terms, conditions and restrictions particular to a grant of an award, provided such terms, conditions and restrictions are not inconsistent with the provisions of the Omnibus Plan.:

         Stock Options. A stock option gives the option grantee (the "holder") a legally enforceable right against the option grantor (i.e., the Company) to purchase shares of Common Stock at some time in the future at a specified price. The option holder has no obligation to exercise the option and purchase the Common Stock, and the Company has no right to require the option holder to do so. If the Common Stock subject to the option has value at least equal to the option exercise price, the option holder will most likely want to exercise his option and purchase the Common Stock. Conversely, if the value of the Common Stock has decreased below the option price, the option holder generally will not want to exercise the option.

         The Committee may grant either "Incentive Stock Options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("Non-Qualified Stock Options"). Incentive Stock Options, unlike Non-Qualified Stock Options, are entitled to special tax treatment under the Code. The tax treatment of both Incentive Stock Options and Non-Qualified Stock Options is discussed under "Federal Income Tax Consequences" below.

         Incentive Stock Options may be granted only to employees of the Company and its affiliates. NonQualified Stock Options may be granted to any eligible participant under the Omnibus Plan. The term of an Incentive Stock Option generally may not exceed ten years from the date of grant. The term of a NonQualified Stock Option granted under the Omnibus Plan may not exceed 15 years from the date of grant.

         The exercise price of a stock option is determined by the Committee. The exercise price is the price per share at which the shares of Common Stock subject to the option may be purchased by the option holder upon exercise of such option. Under the Code, the exercise price of an Incentive Stock Option generally may not be less than 100% of the market value of the shares covered by the option on the date of grant. NonQualified stock options may be granted by the Committee at above or below market prices, however, the Committee will generally grant such options at the market price of the Common Stock on the date of the grant. Option holders may pay the exercise price in cash, shares of Common Stock, or a combination of both.

         Stock Appreciation Rights. An SAR provides the holder of such an award the right to receive the value of the appreciation in the Common Stock's value that has occurred since the issuance of the SAR without having to purchase the underlying Common Stock. Under the Omnibus Plan, the holder of an SAR, upon exercise thereof, will be entitled to receive a number of shares of Common Stock, cash, or a combination thereof, as the Committee shall determine. An SAR may be related to an option or granted independently of an option.

         The Committee will determine the exercise price and term of each SAR, provided that (i) the term of a SAR may not exceed 15 years and (ii) an SAR related to an option which is an Incentive Stock Option must satisfy all requirements pertaining to Incentive Stock Options (e.g., exercise price, term, etc.). SARs are generally exercisable to the same extent and in the same manner as stock options, as described above.

         Restricted Stock. The Committee may grant to participants of the Omnibus Plan shares of Common Stock, subject to such restrictions as the Committee may impose, if any. The restrictions generally imposed by the Committee under the Omnibus Plan will relate to a vesting schedule tied to the grantee's continuous service with the Company or its affiliates. In such situations, the grantee of restricted stock typically will have all of the rights of stockholders generally, including the right to receive dividends on and to vote the shares of restricted stock. The grantee of such restricted stock, however, generally may not sell, assign, transfer, pledge or otherwise encumber any of the shares of restricted stock awarded to him or her during the restricted period.

Termination of Service

         Set forth below is a summary of the effects of termination of service to the Company or an affiliate thereof of a participant to whom an award has been granted under the Omnibus Plan. The Committee may, however, establish different terms and conditions particular to the effect of termination, provided the same are not inconsistent with the terms of the Omnibus Plan.

         Stock Options and SARs. In the event the holder of an option or SAR terminates service with the Company and/or its affiliate by reason of early or normal retirement, such holder may exercise his or her option or SAR within a three month period from the date of termination of service in the case of an Incentive Stock Option (and an SAR related to an Incentive Stock Option), and one year from the date of termination of service in the case of a Non-Qualified Stock Option (and SAR not related to an Incentive Stock Option), but in no event after the expiration date of the award. If the holder of an option or SAR is terminated for cause, all rights under such option or SAR will expire immediately. In the event the holder of an option or SAR terminates service with the Company or its affiliate by reason of total or partial disability, such holder may exercise his or her option or SAR within a one year period from the date of termination of service (but in no event after the expiration date of the award). In the event of the holder's death while in the service of the Company or its affiliate, or during the time periods referred to above, the person to whom the option or SAR is transferred may, within a period of two years immediately following the death of the holder (and in no event after the expiration date of such option or SAR) exercise such option or SAR to the extent that the holder was entitled to exercise the option or SAR immediately prior to his or her death.

         Restricted Stock. A grantee of restricted stock whose service with the Company is terminated for any reason other than death, disability or normal or early retirement, shall forfeit and return all shares of restricted stock as to which applicable restrictions had not yet lapsed. In the event of the death, disability or normal or early retirement of the grantee of restricted stock, all shares subject to restrictions at time of such event will become free of such restrictions.

Transferability of Awards

         Incentive Stock Options (or SARs related to Incentive Stock Options) awarded under the Omnibus Plan may be transferred only by will or the laws of inheritance. Awards other than Incentive Stock Options (or SARs related to Incentive Stock Options) may be transferred by will or the laws of inheritance, or during the lifetime of the holder pursuant to a qualified domestic relations order or by gift to any member of the holder's immediate family or to a trust for the benefit of any member of the holder's immediate family.

Effect of Merger and Other Adjustments

         Unless the Committee provides otherwise (i) in the event of a merger or other business combination of the Company in which the Company is not the surviving entity, the holder of an option or SAR will have the right to receive upon exercise of such award an amount equal to the excess of the fair market value (on the date of exercise of such option or SAR) of the securities or other consideration receivable in the merger in respect of a share of Common Stock over the exercise price of the option or SAR, multiplied by the number of shares of Common Stock with respect to which the option or SAR is exercised and (ii) upon a change in control of the Company, any restrictions, including vesting periods, with respect to any outstanding options, SARs or restricted stock will immediately lapse and all such awards will become fully vested.

         Shares as to which awards may be granted under the Omnibus Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company.

Amendment and Termination

         The Board of Directors of the Company may at any time amend, suspend or terminate the Omnibus Plan, except that any such action will be subject to the approval of the Company's stockholders if such approval is required by applicable laws or regulations or by the rules of any stock exchange or quotation system on which the shares of Common Stock may then be listed or quoted. No change to an outstanding option, SAR or restricted stock which impairs the rights or benefits of any holder thereof may be made without the consent of such holder.

Federal Income Tax Consequences

         Under present federal income tax laws, awards under the Omnibus Plan will have the following tax consequences:

         (1) The grant of an award, by itself, will generally neither result in the recognition of taxable income to the holder nor entitle the Company to a deduction at the time of such grant. However, the grant of an award of cash or property other than a stock option, SAR or restricted stock (except as provided below) will generally result in the recognition of ordinary income by the holder and entitle the Company to a corresponding deduction at the time of grant.

         (2) In order to qualify as an Incentive Stock Option, a stock option must meet the conditions contained in Section 422 of the Code, including the requirement that the shares acquired upon the exercise of the stock option be held for one year after the date of exercise and two years after the grant of the option. The exercise of an Incentive Stock Option will generally not, by itself, result in the recognition of taxable income to the holder nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax.

         (3) If the shares acquired upon exercise of an Incentive Stock Option are not held for at least one year after transfer of such shares to the holder or two years after the grant of the Incentive Stock Option, whichever is later, the holder will recognize ordinary income or loss upon disposition of the shares in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares. In such an event, the Company will generally be entitled to a corresponding deduction, provided the Company meets its federal withholding tax obligations. The holder will also recognize capital gain or loss on the disposition of such shares in an amount equal to the difference, if any, between the sale price and the fair market value of the shares on the date of exercise of the Incentive Stock Option; such capital gain or loss will be characterized as long-term if the shares were held for more than one year after the date of exercise of the Incentive Stock Option. The Company will not be entitled to a corresponding deduction for such capital gain or loss. If the shares are held by the holder for one year after the Incentive Stock Option is exercised and two years after the Incentive Stock Option was granted, the holder will recognize a long-term capital gain or loss upon disposition of the shares and the Company will not be entitled to a corresponding deduction. The amount of such gain or loss will be equal to the difference between the amount realized by the holder upon disposition of the shares and the amount paid by the holder for such shares.

         (4) The exercise of a Non-Qualified Stock Option will result in the recognition of ordinary income by the holder on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option. The Company will be allowed a deduction at the time and in the amount of any ordinary income recognized by the holder upon the exercise of a NonQualified Stock Option, provided the Company meets its federal tax withholding obligations. Upon sale of the shares acquired upon exercise of Non-Qualified Stock Option, any appreciation or depreciation in the value of such shares from the time of exercise will result in the recognition of a capital gain or loss by the holder. Such gain or loss will be long-term capital gain or loss if the holder held the shares for more than one year following exercise of the Non-Qualified Stock Option.

         (5) The exercise of an SAR will result in the recognition of ordinary income by the holder on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise. The Company will be entitled to a corresponding deduction.

         (6) Grantees of restricted stock will recognize ordinary income on the date that the restricted stock is no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a grantee of restricted stock may elect to recognize ordinary income and determine such fair market value on the date of the grant of such stock. Grantees of restricted stock will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received. Generally, the amount of income recognized such persons will be a deductible expense for tax purposes for the Company.

Awards

         The Committee has not granted or are proposed to grant any awards under the Omnibus Plan as of the date of this Proxy Statement.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE OMNIBUS INCENTIVE PLAN.

           PROPOSAL III - RATIFICATION OF THE APPOINTMENT OF AUDITORS

         The Board of Directors has renewed the Company's arrangement for Crowe, Chizek and Company LLP to be its auditors for the 1999 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of Crowe, Chizek and Company LLP is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he so desires.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1999.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office located at 1205 North Cass Street, Wabash, Indiana 46992, no later than June 30, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934 as amended. Otherwise, any stockholder proposal to take action at such meeting must be received at the Company's executive office, at 1205 North Cass Street, Wabash, Indiana 46992 on or before September 27, 1999 (30 days prior to next years anticipated annual meeting date). In the event that the date of next year's annual meeting changes, a stockholder proposal must be received not later than 30 days prior to the new date of such annual meeting; provided, however, that in the event that less than 40 days notice or prior disclosure of the new date of annual meeting is given or made to stockholders, notice of a proposal by a stockholder to be timely must be received not latter than the close of business on the tenth day following the day on which notice of the new date of the annual meeting was mailed or public announcement of the new date of such meeting was first made. All stockholder proposals must also comply with the Company's bylaws and Delaware law.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock (or any other equity securities, of which there is none), to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended June 30, 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except for the following:


         (1) Mr. George inadvertently failed to timely file a Form 4 relating to the exercise of 8,500 options on May 5, 1998. Mr. George filed a Form 5 on August 13, 1998 to report the exercise of these options.

         (2) Mr. Frank inadvertently failed to timely file Form 4s to report the exercise of 3,000 options on January 12, 1998 and the purchase of 50 shares of Common Stock on March 3, 1998. Mr. Frank filed a Form 4 on March 3, 1998 to report the exercise of these options and a Form 5 on August 13, 1998 to report the purchase of 50 shares of Common Stock.

         (3) Mr. Rees inadvertently failed to timely file a Form 4 to report the exercise of 5,282 options on October 7, 1997. On November 17, 1997, he filed a Form 4 reporting the exercise.

         (4) Mr. Reynolds failed to timely file a Form 4 to report the exercise of 3,450 options on January 9, 1998. On March 3, 1998, he filed a Form 4 reporting the exercise; and

         (5) Ms. Sanders failed to timely file Form 4s to report the exercise of 3,000 options on September 3, 1997 and 7,106 options on December 2, 1997. Ms. Sanders filed Form 4s on November 17, 1997 and March 3, 1998 to disclose the option exercises.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

                                                                      APPENDIX A

                                 FFW CORPORATION


                           1998 OMNIBUS INCENTIVE PLAN


          1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Company and its stockholders by providing a means for attracting and retaining directors, advisory directors, emeritus directors, officers and employees of the Company and its Affiliates.

          2. Definitions. The following definitions are applicable to the Plan:

                  "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Company as such terms are defined in Section 425(e) and (f), respectively, of the Code.

                  "Award" -- means the grant by the Committee under this Plan of an Incentive Stock Option, a NonQualified Stock Option, a Stock Appreciation Right or Restricted Stock, or any combination thereof, as provided in the Plan.

                  "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

                  "Cause" -- means termination of service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

                  "Code" -- means the Internal Revenue Code of 1986, as amended.

                  "Committee" -- means the Committee referred to in Section 3 hereof.

                  "Company" -- means FFW Corporation and any successor thereto.

                  "Continuous Service" -- means the absence of any interruption or termination of service as a director, advisory director, emeritus director, officer or employee of the Company or an Affiliate, except that when used with respect to a person granted an Incentive Stock Option means the absence of any interruption or termination of service as an employee of the Company or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or an Affiliate, or in the case of transfers between payroll locations of the Company or its Affiliate.

                  "Early Retirement" -- means retirement from employment with or as a director, advisory director, or emeritus director of the Company prior to the Participant either (i) having reached the age of 55 or (ii) having maintained Continuous Service for at least three years.

                  "ERISA" -- means the Employee Retirement Income Security Act of 1974, as amended.

                  "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an Incentive Stock Option under Section 422 of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed a NonQualified Stock Option.

                  "Market Value" -- means the closing high bid quotation with respect to a Share on the date in question on The Nasdaq Stock Market, or any similar system then in use, or, if the Shares are not then traded on The Nasdaq Stock Market or any similar system, the closing sales price on such date (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the "Exchange Act") on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the fair market value on such date of a Share as the Committee shall determine.

                  "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option under Section 422 of the Code.

                  "Normal Retirement" -- means retirement from employment with or as a director, advisory director, or emeritus director of the Company after the Participant has (i) reached the age of 65 and (ii) maintained Continuous Service for at least three years.

                  "Option" -- means an Award granted by the Committee to a Participant pursuant to Section 5(a) hereof.

                  "Participant"  --  means  any  director,   advisory  director,
emeritus director, officer or employee of the Company or any Affiliate who is selected by the Committee to receive an Award.

                  "Plan"  --  means  this  1998  Omnibus  Incentive  Plan of the
Company.

                  "Related" -- means (i) in the case of a Stock Appreciation Right, a Stock Appreciation Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Stock Appreciation Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Stock Appreciation Right is exercisable, in whole or in part, in lieu thereof.

                  "Restricted Stock" -- means an Award granted by the Committee to a Participant pursuant to Section 5(c) hereof.

                  "Shares" -- means the shares of common stock of the Company.

                  "Stock Appreciation Right" -- means an Award granted by the Committee to a Participant pursuant to Section 5(b) hereof.

                  "Ten Percent Holder" -- means any individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company and any Affiliate.

         3. Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board of Directors of the Company, each of whom (i) shall be an outside director as defined under Section 162(m) of the Code and the regulations thereunder and (ii) shall be a Non-Employee Director as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board of Directors of the Company. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board of Directors of the Company, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

         A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

         4. Shares Subject to Plan.

                  (a) Subject to adjustment by the operation of Section 7, the maximum number of Shares with respect to which Awards may be made under the Plan is 142,000 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or previously issued shares reacquired and held as treasury shares. Shares which are subject to Related Stock Appreciation Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under

                                       A2
the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Stock Appreciation Right which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

                  (b) During any calendar year, no Participant may be granted Awards under the Plan of more than 71,000 Shares, subject to adjustment as provided in Section 7.

         5. Awards.

                  (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

                           (i) Exercise Price.  The exercise price per Share for
                  an Option shall be determined by the Committee; provided that, in the case of an Incentive Stock Option, the exercise price thereof shall not be less than 100% of the Market Value of a Share on the date of grant of such Option; provided further that, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the exercise price thereof shall not be less than 110% of the Market Value of a Share on the date of grant of such Option.

                           (ii) Option  Term.  The term of each Option  shall be
                  fixed by the Committee, but shall be no greater than 15 years; provided that, in the case of an Incentive Stock Option, the term of such Option shall not exceed ten years; provided further that, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the term of such option shall not exceed five years.

                           (iii) Time and Method of Exercise. Except as provided
                  in paragraph (a) of Section 6, no Option granted hereunder may be exercised unless at the time the Participant exercises such Option, such Participant has maintained Continuous Service since the date of grant of such Option. To exercise an Option under the Plan, the Participant to whom such Option was granted shall give written notice to the Company in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option) together with full payment of the exercise price, if any and to the extent notice is received by the Company. Payment, if any is required, shall be made either
                  (i) in cash  (including  check,  bank draft or money order) or
                  (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

                           (iv) Option Agreements. At the time of a grant an Option, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

                           (v) Limitations on Value of Exercisable Incentive Stock Options. The aggregate Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

                           (vi) Eligible  Recipients of Incentive Stock Options.
                  Incentive Stock Options may be granted by the Committee only to officers or employees of the Company or its Affiliates.

                  (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:


                                       A3

                           (i) General.  A Stock  Appreciation Right shall, upon
                  its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Company shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Stock Appreciation Right, multiplied by the number of Shares with respect to which such Stock Appreciation Right shall have been exercised.

                           (ii) Related Options.  A Stock Appreciation Right may
                  be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. If the Related Option is an Incentive Stock Option, the Related Stock Appreciation Right shall satisfy all restrictions and the limitations imposed on Incentive Stock Options under paragraph (a) of this Section 5 (including, without limitation, restrictions on exercise price and term). In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

                           (iii) Exercise Price and Term. The exercise price and
                  term of each Stock Appreciation Right shall be fixed by the Committee; provided that, that the term of a Stock Appreciation Right shall not exceed 15 years (subject to the further limitations imposed under subparagraph (ii) above).

                           (iv) Stock Appreciation Right Agreements. At the time
                  of a grant of a Stock Appreciation Right, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

                           (v) Time and Method of  Exercise.  Except as provided
                  in paragraph (a) of Section 6, no Stock Appreciation Right may be exercised unless at the time the Participant exercises such Stock Appreciation Right, such Participant has maintained
                  Continuous Service since the date of grant of such Stock Appreciation Right. To exercise a Stock Appreciation Right under the Plan, the Participant to whom such Stock Appreciation Right was granted shall give written notice to the Company in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Stock Appreciation Right) together with full payment of the exercise price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Company. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

                  (c) Restricted Stock. The Committee is hereby authorized to grant Shares of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                           (i) Restrictions. Shares of Restricted Stock shall be
                  subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. During the period of time in which the Shares awarded as Restricted Stock are subject to the restrictions contemplated herein (a "Restricted Period"), unless otherwise permitted by the Plan or by the Committee as provided in the applicable Award Agreement, such Shares may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant. A Participant to whom Shares of Restricted Stock have been awarded shall have all

                                       A4
                  the rights of a stockholder, including but not limited to the right to receive all dividends paid on such Shares and the right to vote such Shares, subject to any limitations set forth in a Participant's Award Agreement.

                           (ii) Restricted  Stock  Agreements.  At the time of a
                  grant of Shares of Restricted Stock, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

                           (iii) Stock  Certificates.  Any Shares of  Restricted
                  Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear the following (or similar) legend:

                           "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Company's 1998 Omnibus Incentive Plan and an Agreement entered into between the registered owner and the Company. Copies of such Plan and Agreement are on file in the offices of the Secretary of the
                           Company, 1205 N. Cass Street, Wabash, Indiana 46992-0419."

                           (iv) Removal of Restrictions. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

          6.      Termination of Service.

                  (a)      Options and Stock Appreciation Rights.

                           (i) If a  Participant  to whom  an  Option  or  Stock
                  Appreciation Right was granted shall cease to maintain Continuous Service for any reason (including Early or Normal Retirement, but excluding total or partial disability, death and termination of employment by the Company or any Affiliate for Cause), such Participant may, but only within the three month period, in the case of an Incentive Stock Option, or one year period, in the case of a Non-Qualified Stock Option or Stock Appreciation Right, immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right at the date of such cessation of Continuous Service. If the Continuous Service of a Participant to whom an Option or Stock Appreciation Right was granted by the Company is terminated for Cause, all rights under any Option or Stock Appreciation Right of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

                           (ii) If a  Participant  to whom an  Option  or  Stock
                  Appreciation Right was granted shall cease to maintain Continuous Service due to total or partial disability (as defined in Section 22(e)(3) of the Code), such Participant may, but only within the one year period immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right at the date of such cessation of Continuous Service.

                           (iii) In the event of the death of a Participant while in the Continuous Service of the Company or an Affiliate or within the periods referred to in paragraphs (a)(i) and
                  (a)(ii) of this Section 6, the person to whom any Option or Stock Appreciation Right held by the Participant at the time of his or her death is transferred by will or the laws of descent and distribution or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, or as otherwise permitted to be transferred under Section 10 of the Plan may, but only within the period of two years immediately succeeding the date of death of such Participant, and in no event after the expiration date of such

                                       A5

                  Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right immediately prior to his death. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Stock Appreciation Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Stock Appreciation Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred as permitted by Section 10 of this Plan, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the exercise price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

                           (iv)  Notwithstanding the provisions of subparagraphs
                  (i) through (iii) above, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of termination to the extent permitted by applicable federal and state law.

                  (b) Restricted Stock. Except as otherwise provided in this Plan or a Participant's Award Agreement, if a Participant ceases to maintain Continuous Services (i) for any reason (other than death, total or partial disability or Normal or Early Retirement), all Shares of Restricted Stock previously awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph
(c)(i) of Section 5 shall upon such termination of Continuous Service be forfeited and returned to the Company and (ii) by reason of death, total or partial disability or Normal or Early Retirement, all Shares of Restricted Stock previously granted to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph
(c)(i) of Section 5 shall upon such termination of Continuous Service be free of restrictions and shall not be forfeited.

          7. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Company, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any Award which is adjusted as a result of this Section 7 shall be subject to the same restrictions as the original Award.

          8. Effect of Merger on Options and Stock Appreciation Rights. In the case of any merger, consolidation or combination of the Company (other than a merger, consolidation or combination in which the Company is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option or Stock Appreciation

Right has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option or Stock Appreciation Right), thereafter and during the term of each such Option or Stock Appreciation Right, to receive upon exercise of any such Option or Stock Appreciation Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Stock Appreciation Right or Option, multiplied by the number of Shares with respect to which such Option or Stock Appreciation Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

          9. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 9 shall be deemed a "change of control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, shall become the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Company may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board of Directors of the Company, or (iii) the stockholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an

                                       A6
independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Company. Upon a change in control, unless the Committee shall have otherwise provided in the applicable Award Agreement, any restrictions or vesting period with respect to any outstanding Awards shall lapse and all such Awards shall become fully vested in the Participant to whom such Awards were awarded; provided, however, that no Award which has previously been exercised or otherwise terminated shall become exercisable.

          10. Assignments and Transfers. No Award granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, except that an Award other than an Incentive Stock Option may be transferred pursuant to a qualified domestic relations order or by gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 10, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

         11. Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of or serve as a director, advisory director, or emeritus director of the Company or any Affiliate.

         12. Delivery and Registration of Stock. The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and
(ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the committee shall determine to be necessary or advisable.

         13. Withholding Tax. Upon the termination of the restricted period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Company shall have the right to require the Participant or other person receiving such shares to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Company is required to withhold with respect to such dividend payments.

         The Company shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Stock Appreciation Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Stock Appreciation Right pursuant to the Plan, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         All withholding decisions pursuant to this Section 13 shall be at the sole discretion of the Committee or the Company.

         14. Amendment or Termination.

                  (a) The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan at any time, except that any such action will be subject to the approval of the Company's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law

                                       A7
or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board of Directors of the Company, in its discretion, determines to seek such shareholder approval.

                  (b) Except as otherwise provided herein, the Committee may waive any conditions or rights of the Company or modify or amend the terms of any outstanding Award. No modification, amendment, alteration, suspension, discontinuation or termination of an outstanding Award which impairs the rights or benefits of any Participant or holder thereof may be made without the consent of the Participant or holder thereof.

         15. Effective Date and Term of Plan. The plan shall become effective upon approval of the Plan by the shareholders of the Company. It shall continue in effect for a term of 15 years unless sooner terminated under Section 14 hereof.

                                       A8

                                 REVOCABLE PROXY
                                 FFW CORPORATION

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE


                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 27, 1998

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

  The undersigned hereby appoints the Board of Directors of FFWCorporation (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on October 27, 1998 at 2:30 p.m., local time, and at any and all adjournments thereof, as follows:

I. The election of Nicholas M. George and Joseph W. McSpadden as directors for a term to expire in 2001.

   [   ] For      [   ] Withhold      [   ] For All Except

INSTRUCTION:To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

II. The approval of the 1998 Omnibus Incentive Plan.

[   ] For      [   ] Against       [   ] Abstain


III. The ratification of the appointment of Crowe, Chizek and Company LLP as auditors of the Company for the fiscal year ending June 30, 1999.

[   ] For      [   ] Against       [   ] Abstain


    In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournment thereof.

    The Board of Directors recommends a vote "FOR" the listed proposals.

    THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

   Please sign exactly as your name(s) appear(s) above on this card. When signing as attorney, executor, administrator, trustee, guardian or corporate officer please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
                                      Date

--------------------------------------------------------------------------------
                             Stockholder sign above

--------------------------------------------------------------------------------
                         Co-holder (if any) sign above

   Detach above card, sign, date and mail in postage paid envelope provided.

                                 FFW CORPORATION

  The above signed stockholder acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement dated on or about September 25, 1998 and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1998.

  The stockholder may revoke this proxy by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (athough attendance at the Meeting will not in and of itself constitute revocation of a proxy).

                  PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL
                THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.